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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C.  20549


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                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):                March 26, 1999


                              Hecla Mining Company

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             (Exact name of registrant as specified in its charter)



                                    Delaware

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                 (State or other jurisdiction of incorporation)


          1-8491                                  82-0126240

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  (Commission File Number)          (IRS Employer Identification No.)


6500 Mineral Drive
Coeur d'Alene, Idaho                              83815-8788

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(Address of principal executive offices)          (Zip Code)


                                 (208) 769-4100

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                         (Registrant's Telephone Number)










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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibit 99 - Form of Agreement to purchase Common Stock
                  by and between Hecla Mining Company and
                  Purchaser




                                    SIGNATURE
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      Pursuant to the requirements of Section 12 of the Securities Exchange  Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              HECLA MINING COMPANY




                              By   /s/ John P. Stilwell
                                --------------------------------
                                Name:   John P. Stilwell
                               Title: Vice President - Chief
                                      Financial Officer


Dated:  March 26, 1999



















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                                  EXHIBIT INDEX


Exhibit No.              Title
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99             Form of Agreement to purchase Common Stock by and
               between Hecla Mining Company and Purchaser










































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